Dalton, Greiner, Hartman, Maher & Co., LLC

Summary Prospectus

DGHM All-Cap Value Fund
Investor Class Ticker: DGHMX
Institutional Class Ticker: DGAIX
Class C Ticker: DGACX

June 28, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.dghmfunds.com. You may also obtain this information at no cost by calling (800) 653-2839. The Fund’s Prospectus and Statement of Additional Information dated June 28, 2018 are incorporated by reference into this Summary Prospectus.

Dalton, Greiner, Hartman, Maher & Co., LLC

Investment Objective
The investment objective of the DGHM All-Cap Value Fund (the “All-Cap Value Fund”) is long-term capital appreciation.

Fees and Expenses of the All-Cap Value Fund
This table describes the fees and expenses you may pay if you buy and hold shares of the All-Cap Value Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class	Class C

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount purchased or redeemed, whichever is lower)	None	None	1.00%
Redemption Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%	1.00%
Other Expenses	1.04%	1.04%	1.04%
Shareholder Services Plan	0.09%	0.10%	0.05%

Total Annual Fund Operating Expenses[1]	2.03%	1.79%	2.74%
Fee Waivers and/or Expense Reimbursements[1]	(0.59%)	(0.69%)	(0.64%)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	1.43%	1.10%	2.10%
[1] The Advisor has agreed, through June 30, 2019, to waive or reduce its fees and to assume other expenses of the All-Cap Value Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage commissions, acquired fund

Dalton, Greiner, Hartman, Maher & Co., LLC

fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the All-Cap Value Fund’s business, dividend expense on short sales, expenses incurred under a plan of distribution adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, and expenses incurred under a shareholder servicing or administrative servicing plan, each as applicable) to not more than 1.10% of the average daily net assets of each share class. The Board of Trustees or the Advisor may terminate this expense limitation agreement by mutual written consent. The Advisor is entitled to recoup any fees waived and/or expenses reimbursed within the previous three years following the date such waiver and/or reimbursement was made, provided that the All-Cap Value Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of the recoupment.

Example
The following example is intended to help you compare the cost of investing in the All-Cap Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the All-Cap Value Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the All-Cap Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Investor Class	$146	$579	$1,038	$2,311
Institutional Class	$112	$496	$905	$2,048
Class C	$313[1]	$790	$1,393	$3,024
1 If you did not redeem your shares your cost would be $213 for the one-year period.

Portfolio Turnover
The All-Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when All-Cap Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the All-Cap Value Fund’s performance. During the most recent fiscal year ended February 28, 2018, the All-Cap Value Fund’s portfolio turnover rate was 46.49% of the average value of its portfolio.

Dalton, Greiner, Hartman, Maher & Co., LLC

Principal Investment Strategies
To achieve its investment objective, the All-Cap Value Fund invests under normal circumstances at least 80% of the value of its net assets in publicly traded equity securities, which include common stocks, preferred stocks and convertible securities of various issuers, and exchange-traded funds (“ETFs”) that invest in such securities. The All-Cap Value Fund does not have a minimum allocation to any capitalization range.

The Advisor uses a bottom-up selection process to attempt to identify equity securities of companies that appear to be selling at a discount relative to the Advisor’s assessment of their potential value. In identifying securities to be held by the All-Cap Value Fund, the Advisor will utilize a proprietary valuation model combined with in-depth industry and company specific research developed by the Advisor, which focuses on the cash flows, historical profitability, projected future earnings, and financial condition of individual companies. The Advisor may weigh other factors against a company’s valuation in deciding which securities the All-Cap Value Fund may purchase. These factors may include the following:

•	quality of the business franchise,
•	competitive advantage,
•	economic or market conditions,
•	deployment of capital, and
•	reputation, experience, and competence of the company’s management.

Generally, securities are sold when the characteristics and factors used to select the security change or when the security has appreciated to the point that it is no longer attractive for the All-Cap Value Fund to hold the security in its portfolio of investments. In pursuit of its investment objective, the All-Cap Value Fund may invest a significant portion of its assets in one or more sectors of the equity securities market, such as healthcare, technology, natural resources, etc. In implementing the investment strategy of the All-Cap Value Fund, the Advisor invests with a multi-year investment horizon rather than focusing on the month or quarter end data.

Principal Risks
An investment in the All-Cap Value Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the All-Cap Value Fund will be successful in meeting its investment objective. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the All-Cap Value Fund to achieve its investment objective. Generally, the All-Cap Value Fund will be subject to the following additional risks:

•	Market Risk
Market risk refers to the risk that the value of securities in the All-Cap Value Fund’s portfolio may decline due to daily fluctuations in the securities markets generally.

Dalton, Greiner, Hartman, Maher & Co., LLC

•	Equity Securities

Since the All-Cap Value Fund invests in equity securities, it is subject to the risk that stock prices will fall over short of extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

•	Convertible Securities

Convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness.

•	Small-Cap and Mid-Cap Securities
Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.

•	Large-Cap Securities

Prices of securities of larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the All-Cap Value Fund’s value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

•	Management Style Risk

Because the All-Cap Value Fund invests primarily in value stocks (stocks that the Advisor believes are undervalued), the All-Cap Value Fund’s performance may at times be better or worse than the performance of stock funds that focus on other types of stock strategies (e.g. growth stocks), or that have a broader investment style.

•	Sector Risk

Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the All-Cap Value Fund invests more heavily in a sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

•	Issuer Risk

The value of any of the All-Cap Value Fund’s portfolio securities may decline for a number of reasons, which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Dalton, Greiner, Hartman, Maher & Co., LLC

•	ETF Risk

An investment in an ETF generally presents the same primary risks as an investment in a conventional registered mutual fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a sector, may increase or decrease, thereby affecting the value of the shares of an ETF. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its net asset value or an active market may not develop. There is also the risk that the Fund may suffer losses due to the investment practices of the ETF. In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the All-Cap Value Fund’s expenses.

Fund’s Past Performance
 The bar chart and performance table below illustrate the variability of the All-Cap Value Fund’s returns. The All-Cap Value Fund’s past performance (before and after taxes) does not necessarily indicate how the All-Cap Value Fund will perform in the future. The information provides some indication of the risks of investing in the All-Cap Value Fund by showing changes in its performance from year to year and by showing how its average annual returns for one-year, five-years, ten-years, and since inception periods compare with those of a broad measure of market performance. Updated information on the All-Cap Value Fund’s results can be obtained by visiting www.dghmfunds.com or by calling toll free at 1-800-653-2839.

The All-Cap Value Fund was reorganized on October 23, 2013 from a series of DGHM Investment Trust, a Delaware statutory trust (the “Predecessor Fund”), to a series of the World Funds Trust, a Delaware statutory trust (the “Reorganization”). While the All-Cap Value Fund is a continuation of the Predecessor Fund and would have invested in the same portfolio of securities, the All-Cap Value Fund’s performance during the same period may have been different than the performance of the Predecessor Fund due to, among other things, differences in fees and expenses.

Dalton, Greiner, Hartman, Maher & Co., LLC

The following bar chart shows the All-Cap Value Fund’s annual returns for the Investor Class of the All-Cap Value Fund as of December 31, 2017. The performance of the All-Cap Value Fund’s Institutional Class and Class C would differ from the Investor Class returns shown in the bar chart because the expenses of the Classes differ.

During the periods shown in the bar chart, the Investor Class’ highest return for a calendar quarter was 17.36% (quarter ending 06/30/09) and the Investor Class’ lowest return for a calendar quarter was -19.52% (quarter ending 12/31/08). The year-to-date return for the Investor Class as of March 31, 2018 was -2.52%.

Dalton, Greiner, Hartman, Maher & Co., LLC

The following table shows how average annual total returns of the All-Cap Value Fund’s Investor Class compared to those of the All-Cap Value Fund’s benchmark. The table also presents the impact of taxes on the All-Cap Value Fund’s Investor Class.

	Average Annual Total Return as of December 31, 2017

	1 Year	5 Years	10 Years	Since Inception (6/20/2007)[1]

Investor Class Return Before Taxes	10.38%	12.41%	7.85%	7.06%
Investor Class Return After Taxes on Distribution[2]	6.43%	7.83%	5.49%	4.22%
Investor Class Return After Taxes on Distribution and Sale of Fund Shares[2]	9.10%	9.07%	5.91%	4.81%
Institutional Class Return Before Taxes	10.84%	12.83%	N/A	11.47%
Class C Return Before Taxes	9.66%	11.66%	7.09%	6.32%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)	13.19%	13.95%	7.19%	5.88%
1 The All-Cap Value Fund commenced operations on June 20, 2007, for Investor Class and Class C shares and July 19, 2010, for Institutional Class. The All-Cap Value Fund has the same investment objective, strategies and policies as the Predecessor Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Investment Advisor
Dalton, Greiner, Hartman, Maher & Co., LLC is the investment advisor to the All-Cap Value Fund.

Dalton, Greiner, Hartman, Maher & Co., LLC

Portfolio Managers
The Advisor’s investment team that is primarily responsible for the day-to-day management of the All-Cap Value Fund is comprised of the following individuals:

•	Bruce H. Geller, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Jeffrey C. Baker, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Peter A. Gulli, Portfolio Manager since the All-Cap Value Fund’s inception.
•	Donald S. Porter, Portfolio Manager since January 2008.

General Summary Information

Tax Information
You will generally be subject to federal income tax each year on dividend and distribution payments, as well as on any gain realized when you sell (redeem) or exchange your Fund shares. If you hold Fund shares through a tax-deferred account (such as a retirement plan), you generally will not owe tax until you receive a distribution from the account.

Financial Intermediary Compensation
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.